FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  August 25, 1998

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


          Washington              0-14910            81-0436060
        ---------------     -----------------   -------------------
        (State or other       (Commission         (IRS Employer
        jurisdiction of        File Number)       Identification No.)
        incorporation)


     222 W. Mission Ave., Suite 30, Spokane, WA           99201
     -------------------------------------------       ----------
       (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number including area code  (509) 326 3443


               (Former name or address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



ITEM 5.  OTHER EVENTS

On August 24, 1998, the Company announced that Alfred J. Luciano, Chairman of the Board of Directors had died from injuries sustained in an automobile accident.


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR




ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  MPM Technologies Inc.


August 25, 1998                    /s/Robert D. Little
-----------------                 ----------------------
      (Date)                       Robert D. Little
                                   Secretary